Earnings per share (Tables)	6 Months Ended
Jun. 30, 2021
Earnings per share [abstract]
Earnings per share [text block]

	Second	Second	First	First
	quarter	quarter	half	half
$ million	2021	2020	2021	2020
Results for the period
Profit (loss) for the period attributable to bp shareholders	3,116	(16,848)	7,783	(21,213)
Less: preference dividend	—	1	1	1
Profit (loss) attributable to bp ordinary shareholders	3,116	(16,849)	7,782	(21,214)

Number of shares (thousand)(a)(b)
Basic weighted average number of shares outstanding	20,272,111	20,222,575	20,285,083	20,200,694
ADS equivalent(c)	3,378,685	3,370,429	3,380,847	3,366,782

Weighted average number of shares outstanding used to calculate diluted earnings per share	20,366,731	20,222,575	20,394,877	20,200,694
ADS equivalent(c)	3,394,455	3,370,429	3,399,146	3,366,782

Shares in issue at period-end	20,224,314	20,249,046	20,224,314	20,249,046
ADS equivalent(c)	3,370,719	3,374,841	3,370,719	3,374,841
(a)Excludes treasury shares and includes certain shares that will be issued in the future under employee share-based payment plans.
(b)If the inclusion of potentially issuable shares would decrease loss per share, the potentially issuable shares are excluded from the weighted average number of shares outstanding used to calculate diluted earnings per share. The numbers of potentially issuable shares that have been excluded from the calculation for the second quarter 2020 and first half 2020 are 63,119 thousand (ADS equivalent 10,520 thousand) and 85,469 thousand (ADS equivalent 14,245 thousand) respectively.
(c)One ADS is equivalent to six ordinary shares.

Issued ordinary share capital as at 30 June 2021 comprised 20,239,233,502 ordinary shares (31 December 2020 20,344,625,660 ordinary shares). This includes shares held in trust to settle future employee share plan obligations and excludes 1,095,305,700 ordinary shares which have been bought back and are held in treasury by BP (31 December 2020 1,105,156,692 ordinary shares).